January 11, 2006

PRIVATE AND CONFIDENTIAL

Securities and Exchange Commission
450 Fifth Street North West
Washington, DC USA 204549

Dear Sir or Madam:

We have read the statements made by Aucxis Corp., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company’s Form 8-K report dated January 10, 2006. We agree with the statements concerning our firm in such Form 8-K.

Yours truly,

MANNING ELLIOTT LLP
Chartered Accountants